Leases	12 Months Ended
Oct. 31, 2025
Leases [Abstract]
Leases
8.	Leases

The Company leases factories and office space under non-cancellable operating leases, with terms ranging from three to five years. The Company considers those renewal or termination options that are reasonably certain to be exercised in the determination of the lease term and initial measurement of right of use assets and lease liabilities. Lease expense for lease payment is recognized on a straight-line basis over the lease term.

The Company determines whether a contract is or contains a lease at inception of the contract and whether that lease meets the classification criteria of a finance or operating lease. When available, the Company uses the rate implicit in the lease to discount lease payments to present value. Therefore, the Company discount lease payments based on an estimate of its incremental borrowing rate. As of October 31, 2025 and 2024, the operating lease’s weighted average remaining lease term was 1.19 years and 0.46 years, respectively. As of October 31, 2025 and 2024, and the weighted average discount rate was 3.71% and 4.23%, respectively.

The Company’s lease agreements do not contain any material residual value guarantees or material restrictive covenants.

Supplemental balance sheet information related to operating lease was as follows:

	October 31, 2025	October 31, 2024
Right-of-use assets	$71,482	$86,441

Operating lease liabilities – current	$13,145	$47,895
Operating lease liabilities – non-current	$57,841	$—
Total operating lease liabilities	$70,986	$47,895

The following is a schedule, by fiscal year, of maturities of lease liabilities as of October 31, 2025:

2026	$15,532	$47,895
2027	15,532	-
2028	15,532	-
2029	15,532	-
2030	15,533	-
Total lease payments	77,661	49,583
Less: imputed interest	$(6,675)	$(1,688)
Present value of lease liabilities	$70,986	$47,895